Business combinations	12 Months Ended
Mar. 31, 2013
Business combinations

11. Business combinations:

During the year ended March 31, 2013, there were no significant business combinations.

For the purpose of streamlining Nomura’s management structure for faster decision-making in relation to reorganization, on May 13, 2011, the Company entered into an agreement with one of its affiliated companies, NLB to implement a share exchange (“Share Exchange Agreement”) effective on July 1, 2011. In advance of the effective date of the Share Exchange Agreement, the Company acquired an additional 39.0% of the issued shares of NLB (“Share Purchases”) as of May 24, 2011. As a result of the Share Purchases, NLB became a consolidated subsidiary of Nomura during the three months ended June 30, 2011. Nomura’s total consideration in relation to the Share Purchases was approximately ¥37,620 million. The difference between the fair value of the acquired net assets of NLB and the acquisition cost was accounted for as a bargain purchase gain of ¥44,963 million which is reported within Revenue—Other in the consolidated statements of income.

The Share Purchases were accounted for as a step acquisition in these consolidated financial statements, because Nomura held 38.5% of the outstanding shares of NLB prior to the Share Purchases. Nomura remeasured the previously held equity investments in NLB and other companies which were acquired as a result of the Share Purchases at fair value. The change in fair value was a loss of ¥16,555 million which was reported within Revenue—Other in the consolidated statements of income. The remeasurement to fair value was determined primarily based on the cost of the Share Purchases, in which the financial condition and assets of NLB were considered in reference to the valuation results provided by third party appraisers. As of the date of the Share Purchases, the previously held equity investments were remeasured at the fair value of ¥38,379 million. Further, equity investments in NLB previously held by other affiliated companies of Nomura were also remeasured at fair value, resulting in an additional loss of ¥4,109 million which was also reported within Revenue—Other in the consolidated statements of income.

There were no other material acquisition-related costs incurred in connection with this business combination.

The operating results of NLB and other companies acquired as a result of the Share Purchases have been included in the consolidated statements of income from May 2011 and revenue generated by NLB and these other companies and net income from them which have been included in the consolidated statements of income were ¥488,536 million, and ¥5,107 million for the year ended March 31, 2012. Such revenues are generally reported in Revenue—Other.

The following table provides a summary of the fair value of the assets acquired and the liabilities assumed, as of the date of the Share Purchases.

Millions of yen
Assets:
Cash and cash deposits	¥78,634
Loans receivable(1)	54,023
Receivables from other than customers	12,865
Office buildings, land, equipment and facilities	715,683
Intangible assets(2)	60,048
Assets other than above(3)	1,290,121

Total assets	2,211,374

Liabilities:
Short-term borrowings	82,800
Long-term borrowings	952,932
Liabilities other than above	748,889

Total liabilities	1,784,621

Equity attributable to NHI shareholders	120,962

Noncontrolling interests of NLB(4)	22,397

Noncontrolling interests attributable to other than shareholders of NLB(5)	283,394

Acquisition costs and fair value of previously held equity investments	75,999

Goodwill	¥(44,963)

(1)	Valuation is based on the difference between the gross contractual amounts receivable of ¥54,131 million and the estimate of the contractual cash flows not expected to be collected of ¥108 million.
(2)	Includes finite-lived intangible assets related to client contracts and lease agreements which are amortized based on a weighted-average amortization period of nine years with no estimated residual value.
(3)	Includes real estate classified as held for sale.
(4)	Valuation is based on the acquisition cost of the Share Purchases.
(5)	Valuation is based on either the market value or the net asset value as of the date of acquisition.

Based on the Share Exchange Agreement, 118 common shares of the Company were allotted and delivered for each share of NLB, and NLB became a wholly owned subsidiary of Nomura as of July 1, 2011. On the same day, the Company issued 103,429,360 common shares. In addition, the common shares of NLB which the Company acquired through the Share Exchange Agreement include the shares that had been held by one of Nomura’s subsidiaries, Nomura Asset Management Co., Ltd., and the acquisition of those shares is accounted for as a transaction between entities under common control.

The following selected (unaudited) pro-forma financial information presents revenue and net income (loss) amounts as if the Share Purchases occurred on April 1, 2010.

	Millions of yen, except per share data
	Year ended March 31
	2011	2012
Total revenue	¥2,011,241	¥1,892,851
Net income (loss) attributable to NHI shareholders	¥58,533	¥(13,951)
Basic net income (loss) attributable to NHI shareholders per share	16.13	(3.83)
Diluted net income (loss) attributable to NHI shareholders per share	16.06	(3.83)

Revenue—Other in the consolidated statements of income for the year ended March 31, 2012 and 2013 include real estate sales of ¥251,377 million and ¥336,858 million generated by Nomura Real Estate Holdings Inc. (“NREH”) which was a subsidiary of NLB. Revenues are recognized when the sales have closed, the buyer’s initial and continuing investments are adequate to demonstrate a commitment to pay for the real estate and Nomura does not have substantial continuing involvement in the real estate. The costs of real estate sales corresponding to these revenues were ¥226,450 million and ¥306,570 million reported within Non-interest expenses—Other in the consolidated statements of income. Nomura disposed of part of its investment in NREH in March 2013 and subsequently accounts for its remaining investment using the equity method of accounting. Following deconsolidation of NREH, real estate sales and costs of real estate will no longer be separately reported on a gross basis in the consolidated statements of income within Revenue – Other and Non-interest expenses – Other, respectively and Nomura’s share of net income of NREH will be reported within Revenue – Other. See Note 21 “Affiliated companies and other equity-method investees” for further information regarding NREH.